UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 14, 2013

TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-11919 (Commission File Number)	84-1291044 (I.R.S. Employer Identification Number)

9197 S. Peoria Street, Englewood, CO (Address of principal executive offices)		80112-5833 (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael M. Jossi, Executive Vice President, Global Human Capital for TeleTech Holdings, Inc. (“TeleTech”), resigned his position effective September 4, 2013 to pursue a senior executive opportunity outside of the company.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TeleTech Holdings, Inc.
(Registrant)

Date: August 14, 2013	By:	/s/ Margaret B. McLean
Margaret B. McLean, Senior Vice President,
General Counsel & Corporate Secretary